EXECUTION COPY









                       AIRPORT SYSTEMS INTERNATIONAL, INC.

                                       AND

                             KCEP VENTURES II, L.P.


                            ----------------------


                                    $500,000

         10% CONVERTIBLE SUBORDINATED DEBENTURE DUE FEBRUARY 7, 2005


                          DATED AS OF FEBRUARY 7, 2000




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                               TABLE OF CONTENTS*

                                                                            PAGE

ARTICLE I  OBLIGATIONS OF THE COMPANY........................................1

ARTICLE II  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..........2
      Section 2.1 Definitions................................................2
      Section 2.2 Form of Documents Delivered................................5
      Section 2.3 Acts of Holder.............................................6
      Section 2.4 Notices, etc...............................................6
      Section 2.5 Notices to Holder; Waiver..................................6

ARTICLE III  THE DEBENTURE...................................................6
      Section 3.1 Title and Terms............................................6
      Section 3.2 Persons Deemed Owners......................................7
      Section 3.3 Withholdings...............................................7

ARTICLE IV  REDEMPTION OF DEBENTURE..........................................7
      Section 4.1 Right of Redemption........................................7
      Section 4.2 Applicability of Article...................................8
      Section 4.3 Notice of Redemption.......................................8
      Section 4.4 Debenture Payable on Redemption Date.......................8

ARTICLE V  COVENANTS.........................................................9
      Section 5.1 Payment of Principal and Interest..........................9
      Section 5.2 Statement as to Compliance.................................9
      Section 5.3 Corporate Existence........................................9
      Section 5.4 Payment of Taxes and Other Claims..........................9
      Section 5.5 Maintenance of Properties.................................10
      Section 5.6 Dividend, Repurchase and Redemption Restrictions..........10
      Section 5.7 Waiver of Covenants.......................................11
      Section 5.8 Accountants' Certificate..................................11
      Section 5.9 Usury Laws................................................11

ARTICLE VI  REMEDIES........................................................11
      Section 6.1 Events of Default.........................................11
      Section 6.2 Acceleration of Maturity; Rescission; Annulment and
                  Standstill................................................12
      Section 6.3 Collection of Indebtedness................................13
      Section 6.4 Unconditional Right of the Holder to Receive
                  Principal and Interest and to Convert.....................14
      Section 6.5 Restoration of Rights and Remedies........................14
      Section 6.6 Rights and Remedies Cumulative............................14
      Section 6.7 Delay or Omission Not Waiver..............................14
-------------------
*    Table of Contents is not part of this Debenture


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ARTICLE VII  MERGER, TRANSFER...............................................15
      Section 7.1 Company May Merge, etc., Only on Certain Terms............15

ARTICLE VIII  SUBORDINATION OF DEBENTURE....................................15
      Section 8.1 Agreement of Subordination................................15
      Section 8.2 Payments to the Holder....................................16
      Section 8.3 Intentionally Omitted.....................................17
      Section 8.4 Holder's Relation to Superior Indebtedness................17
      Section 8.5 No Impairment of Subordination............................17

ARTICLE IX  CONVERSION OF DEBENTURE.........................................18
      Section 9.1 Conversion Privilege......................................18
      Section 9.2 Exercise of Conversion Privilege..........................18
      Section 9.3 No Conversion Adjustments.................................19
      Section 9.4 Adjustment of Conversion Price............................19
      Section 9.5 Fractions of Shares.......................................20
      Section 9.6 Effect of Mergers, etc., on Conversion Privilege..........21
      Section 9.7 Notice of Adjustments.....................................21
      Section 9.8 Notice of Certain Events..................................21
      Section 9.9 Company to Reserve Common Stock; Listing..................22
      Section 9.10 Taxes on Conversions.....................................23

ARTICLE X  MISCELLANEOUS....................................................23
      Section 10.1 Amendment................................................23
      Section 10.2 Successors and Assigns...................................23
      Section 10.3 Severability ............................................23
      Section 10.4 Captions.................................................23
      Section 10.5 Complete Agreement.......................................23
      Section 10.6 Choice of Law............................................24
      Section 10.7 Expenses.................................................24
      Section 10.8 Counterpart Execution....................................24
      Section 10.9 Legal Holidays...........................................24

EXHIBIT A
EXHIBIT B


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      NEITHER THIS DEBENTURE, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE
CONVERSION HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS DEBENTURE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS DEBENTURE HAS BECOME EFFECTIVE UNDER SAID ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR AIRPORT SYSTEMS INTERNATIONAL, INC. HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO AIRPORT SYSTEMS INTERNATIONAL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED WITH RESPECT TO SUCH PROPOSED DISPOSITION THEREOF, AND THAT SUCH DISPOSITION WILL NOT CAUSE THE LOSS OF THE EXEMPTION UPON WHICH AIRPORT SYSTEMS INTERNATIONAL, INC. RELIED IN ISSUING THIS DEBENTURE TO THE ORIGINAL OWNER THEREOF.

                       AIRPORT SYSTEMS INTERNATIONAL, INC.
                          10% CONVERTIBLE SUBORDINATED
                         DEBENTURE DUE FEBRUARY 7, 2005

      THIS 10% CONVERTIBLE SUBORDINATED DEBENTURE (this "Debenture") is made as of the 7th day of February, 2000, by and between AIRPORT SYSTEMS INTERNATIONAL, INC., a Kansas corporation (hereinafter called the "Company"), having its principal office at 11300 West 89th Street, Overland Park, Kansas 66214 and KCEP VENTURES II, L.P., (hereinafter called the "Holder") having its principal office at 233 West 47th Street, Kansas City, Missouri 64112.

      WHEREAS, pursuant to the Investment Agreement, the Holder has agreed to purchase this Debenture from the Company and the Company has agreed to issue this Debenture to the Holder;

      NOW, THEREFORE, for and in consideration of the premises and the purchase of this Debenture by the Holder hereof, it is mutually covenanted and agreed as follows:

                                    ARTICLE I

                           OBLIGATIONS OF THE COMPANY

      The Company, for value received, hereby promises to pay to KCEP VENTURES II, L.P., or registered assigns, the principal sum of Five Hundred Thousand Dollars ($500,000), on February 7, 2005, and to pay interest, at the times and in the amounts determined in accordance with SECTION 3.1. The principal of and interest on this Debenture are payable as set forth in SECTION 3.1. Any interest not punctually paid or duly provided for shall be payable as provided in this Debenture.


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                                   ARTICLE II

           DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 2.1.DEFINITIONS

      For all purposes of this Debenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) all references in this Debenture to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Debenture. The words "herein," "hereof," and "hereunder" and other words of similar import refer to this Debenture as a whole and not to any particular Article, Section or other subdivision;

            (2) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; and

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles applicable to companies located within the United States ("GAAP").

      "ACT" when used with respect to the Holder has the meaning specified in
SECTION 2.3.

      "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "BOARD OF DIRECTORS" means either the Board of Directors of the Company or any duly authorized committee of that Board.

      "BUSINESS DAY" means each day which is neither a Saturday, Sunday nor other day on which banking institutions in the pertinent Place of Payment are authorized or obligated by law or executive order to remain closed.

      "CLOSING PRICE" means for any Trading Day (a) if the Common Stock is listed or admitted to trading on a national securities exchange, the closing price on the AMEX-Composite Tape (or any successor composite tape reporting transactions on national securities exchanges) or, if such a composite tape shall not be in use or shall not report transactions in the Common Stock, the last reported sales price on the principal national securities exchange on which the Common Stock is listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of the Common Stock has been traded during the preceding 30 consecutive Trading Days), (b) if the Common Stock is not listed or admitted to trading on any such exchange, the closing price for the Common Stock on the Nasdaq National Market, as reported by Nasdaq, (c) if such prices are not so quoted in the Nasdaq National Market, the


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closing bid price of the Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System, or (d) if such prices are not so quoted in the over-the-counter market, the average of the highest bid and lowest asked prices as reported by the National Quotations Bureau, Incorporated or a similar organization selected from time to time by the Company for that purpose.

      "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company authorized at the date of this Debenture and stock of any other class issued by the Company or any successor to the Company into which such presently authorized Common Stock, par value $.01 per share, may be converted.

      "COMPANY" means the Person named as the "Company" in the first paragraph of this Debenture until a successor corporation shall have become such pursuant to the applicable provisions of this Debenture, and thereafter "Company" shall mean such successor corporation.

      "COMPANY REQUEST" and "COMPANY ORDER" mean, respectively, a written request or order signed in the name of the Company by its duly authorized officer.

      "CONSOLIDATED NET INCOME" means the aggregate net income or loss of the Company and its Subsidiaries, as consolidated and determined in accordance with GAAP.

      The terms "FUNDS," "MONEY," "AMOUNT" and similar words referring to the payment of money pursuant to the terms of this Debenture mean immediately available funds.

      "EVENT OF DEFAULT" has the meaning specified in ARTICLE VI.

      "GAAP" has the meaning specified in SECTION 2.1(3).

      "HOLDER" means the Person named as the "Holder" in the first paragraph of this Debenture.

      "INDEPENDENT" when used with respect to any specified Person means such a Person who (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon this Debenture or in any Affiliate of the Company or of such other obligor, and (3) is not connected with the Company or such other obligor or any Affiliate of the Company or of such other obligor, as an officer, employee, promoter, partner, director or Person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished, such Person shall be appointed by a Company Order, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

      "INTEREST PAYMENT DATE" means the Stated Maturity of an installment of interest on this Debenture.

      "INVESTMENT AGREEMENT" means that certain Investment Agreement, dated as of February 7, 2000, between the Company and the Holder.

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      "MATURITY" when used with respect to this Debenture means the date on which the principal of this Debenture becomes due and payable as herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board or the President, and by the Treasurer, the Controller, the Secretary or an Assistant Secretary of the Company.

      "OPINION OF COUNSEL" means a written opinion of counsel, who may be legal counsel for the Company, or such other legal counsel as may be reasonably acceptable to the Holder.

      "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "REDEMPTION DATE" when used with respect to this Debenture means the date fixed for redemption.

      "REDEMPTION PRICE" when used with respect to this Debenture means the price at which it is to be redeemed.

      "STATED MATURITY" when used with respect to this Debenture or any installment of interest hereon means the date specified in this Debenture as the fixed date on which the principal of this Debenture or such installment of interest is due and payable.

      "SUBORDINATION AGREEMENT" means that certain Subordination Agreement, dated as of February 7, 2000, between the Holder, the Company, DCI, Inc., a Kansas corporation, and Bank of America, N.A. attached hereto as EXHIBIT A.

      "SUBSIDIARY" means any corporation of which the Company, or the Company and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly own more than 50% of the outstanding capital stock having under ordinary circumstances (not dependent upon the happening of a contingency) voting power in the election of members of the board of directors, managers or trustees of said corporation.

      "SUPERIOR INDEBTEDNESS" means the principal of, and premium, if any, and accrued and unpaid interest on, together with all charges, fees (including without limitation attorneys' fees), costs and expenses required to be paid by the Company under the terms of any (a) indebtedness of the Company for money borrowed or in respect of letters of credit issued for its own account, whether outstanding on the date of execution of this Debenture or thereafter created, incurred or assumed, (b) guarantees by the Company of indebtedness for money borrowed by or payment or performance obligations due from any other person, whether outstanding on the date of execution of this Debenture or thereafter created, incurred or assumed, (c) purchase money indebtedness evidenced by notes, lease-purchase agreements, purchase contracts or agreements, or similar instruments for the payment of which the Company is responsible or liable, by guarantees or otherwise, whether outstanding on the date of execution of this Debenture or thereafter created, incurred or assumed, (d) obligations of the Company under any agreement to lease, or lease of, any real or personal property which are required to be capitalized in accordance with generally accepted accounting principles, or any other agreement to lease, or lease of, any real or personal property which, by the terms thereof, are expressly designated as Superior Indebtedness, whether outstanding on the date of execution of this Debenture or thereafter created, incurred or assumed, (e) performance, completion or similar bonds of the Company, whether outstanding on the date of execution of this Debenture, or thereafter created, incurred or assumed, (f) obligations of the Company under any agreement to license or use software, technical know-how, copyrights, trademarks or patents or under any joint venture agreements which are outstanding on the date of execution of this Debenture, or if thereafter created, incurred or assumed, which by the terms thereof are expressly designated as Superior Indebtedness and
(g) modifications, renewals, extensions and refundings of any such indebtedness, guarantees, obligations or bonds; unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, guarantees, obligations or bonds, or such modifications, renewals, extensions or refundings thereof, or the obligations of the Company pursuant to such a guarantee, are either (i) not superior in right of payment to this Debenture or (ii) subordinate in right of payment to all other indebtedness of the Company.

      "TRADING DAY" means such day which is neither a Saturday, Sunday nor other day on which the principal national securities exchange (as determined in accordance with the definition of Closing Price) on which the Common Stock is listed or admitted to trading, or if the Common Stock is not so listed or admitted to trading, the National Association of Securities Dealers Automated Quotations System, as the case may be, remains closed.

SECTION 2.2 FORM OF DOCUMENTS DELIVERED

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows or has reason to know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments, they may, but need not, be consolidated and form one instrument.

SECTION 2.3 ACTS OF HOLDER

      Any request, demand, authorization, direction, notice, consent, waiver or other action to be given or taken by the Holder may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Holder in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holder signing such instrument or instruments.

SECTION 2.4 NOTICES, ETC. TO COMPANY

      Any request, demand, authorization, direction, notice, consent, waiver or Act of the Holder or other document provided or permitted to be made upon, given or furnished to, or filed with the Company by the Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Company addressed to it at the address of its principal executive offices specified in the first paragraph hereof or at any other address previously furnished in writing by the Company.

SECTION 2.5 NOTICES TO HOLDER; WAIVER

      Where this Debenture provides for notice to the Holder of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid, to the Holder, at the address specified in the first paragraph hereof or at any other address previously furnished in writing by the Holder, not later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice. Where this Debenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

                                  ARTICLE III

                                 THE DEBENTURE

SECTION 3.1 TITLE AND TERMS

      This Debenture shall be known and designated as the "10% Convertible Subordinated Debenture Due February 7, 2005" of the Company. The Stated Maturity of this Debenture shall be February 7, 2005, and the principal amount of this Debenture shall bear interest, as set forth below, at the rate per annum set forth in the preceding sentence, until the principal hereof is paid in full and (to the extent that the payment of such interest shall be legally enforceable) such interest shall accrue on any overdue installment of interest at a rate of 13% per annum.

      This Debenture may be sold, transferred, assigned or hypothecated, in whole or in part by completing a form of assignment that is acceptable to the Company, only to (a) partners of Kansas City Equity Partners L.C. ("KCEP"), or KCEP Ventures II, L.P., (b) successors to KCEP or KCEP Ventures II, L.P., in a merger, consolidation or other reorganization, (c) transferees, or officers of transferees of KCEP or KCEP Ventures II, L.P., in the event of liquidation or dissolution of either such entity, or (d) a purchaser, or officers of a purchaser, of substantially all of the assets of KCEP or KCEP Ventures II, L.P., and shall be so transferable only upon the books of the Company which the Company shall cause to be maintained for such purpose, provided, however, any such transfer is in an amount which permits the transferee to convert a minimum of 10,000 shares of Common Stock, unless otherwise consented to by the Company, in which event the Company shall issue a new Debenture to each such Person, which new Debenture shall contain substantially identical rights, limitations, terms and conditions as this Debenture.

      Except as otherwise provided in this ARTICLE III, this Debenture shall bear interest, payable quarterly on April 30, July 31, October 31 and January 31 of each year, commencing April 30, 2000. Interest on this Debenture shall be computed on the basis of a 360-day year constituting twelve 30-day months.

      Payments due on this Debenture shall be payable by wire transfer to an account designated by the Holder.

      This Debenture shall be subordinated in right of payment to certain other indebtedness of the Company as provided in ARTICLE VIII or the Subordination Agreement.

      This Debenture shall be convertible into Common Stock of the Company as provided in ARTICLE IX.

SECTION 3.2 PERSONS DEEMED OWNERS

      Prior to the transfer of this Debenture, as permitted by SECTION 3.1, the Company shall treat the Holder as the owner of this Debenture for the purpose of receiving payment of principal of, and interest on, this Debenture, for the purpose of conversion and for all other purposes whatsoever, whether or not this Debenture is overdue, and the Company shall not be affected by notice to the contrary.

SECTION 3.3 WITHHOLDINGS

      The Company shall be entitled to withhold from all payments of principal of and interest on this Debenture any amounts required to be withheld under the applicable provisions of the Federal and state income tax laws of the United States at the time of such payments. If the Holder shall furnish to the Company an Opinion of Counsel to the effect that no withholding is required under the applicable provisions of such income tax laws of the United States, then the Company shall not withhold any amounts from such payments.

                                   ARTICLE IV
                             REDEMPTION OF DEBENTURE

SECTION 4.1 RIGHT OF REDEMPTION

      (a) This Debenture may not be redeemed prior to February 7, 2002. With respect to redemption on or after such date, this Debenture may be redeemed, at the option of the

Company, as a whole, upon not less than 30 nor more than 45 days' prior notice to the Holder, by payment of the Redemption Price set forth in SECTION 4.1(B); provided, however, that the Company's average Closing Price for its Common Stock for the 30 consecutive Trading Days immediately prior to the date of notice of redemption shall have equaled or exceeded $9.00 per share. Otherwise, the Company shall not have any right, entitlement or option to redeem this Debenture.

      (b) In the event this Debenture is called for redemption, unless surrendered for conversion before the close of business on the fifth Business Day next preceding the Redemption Date, the Company shall purchase this Debenture by payment of 100% of the principal amount of this Debenture, together with accrued and unpaid interest to the Redemption Date.

SECTION 4.2 APPLICABILITY OF ARTICLE

      Redemption of this Debenture, at the election of the Company, as permitted by this Debenture, shall be made in accordance with this Article.

SECTION 4.3 NOTICE OF REDEMPTION

      Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 45 days, prior to the Redemption Date, to the Holder at the address set forth in the first paragraph of this Debenture or at any other address previously furnished in writing by the Holder.

      A notice of redemption shall state:

            (1) the Redemption Date,

            (2) the Redemption Price,

            (3) that on the Redemption Date the Redemption Price will become due and payable upon this Debenture, and that interest thereon shall cease to accrue on said date,

            (4) the place where such Debenture is to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Holder, and

            (5) the current conversion price of this Debenture, the place or places where this Debenture may be surrendered for conversion, and shall specify the time at which the right to convert this Debenture will terminate.

SECTION 4.4 DEBENTURE PAYABLE ON REDEMPTION DATE

      Notice of redemption having been given as aforesaid, this Debenture shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and on such date (unless the Company shall default in the payment of the Redemption Price) this Debenture shall cease to bear interest. Upon surrender of this Debenture for redemption in accordance with said notice, this Debenture shall be paid by the Company at the Redemption Price. If the Redemption Date is on a day other than an Interest Payment Date, interest accrued on this Debenture to be redeemed, from the immediately preceding Interest Payment Date to the Redemption Date, shall be paid by the Company on the Redemption Date to the Holder of this Debenture.

      If this Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by this Debenture.

                                   ARTICLE V

                                   COVENANTS

SECTION 5.1 PAYMENT OF PRINCIPAL AND INTEREST

      The Company will duly and punctually pay the principal of and interest on this Debenture in accordance with the terms of this Debenture.

SECTION 5.2 STATEMENT AS TO COMPLIANCE

      The Company will deliver to the Holder, within 120 days after the end of each fiscal year, a written statement signed by the Chairman of the Board or the President and by the Chief Financial Officer, the Treasurer or the Controller of the Company, stating, as to each signer thereof, that:

            (1) a review of the activities of the Company during such year and of performance under this Debenture has been made under his supervision, and

            (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Debenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to the signer and the nature and status thereof.

SECTION 5.3 CORPORATE EXISTENCE

      Subject to ARTICLE VII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and its corporate authority and rights (charter and statutory); PROVIDED, HOWEVER, that the Company shall not be required to preserve any corporate authority or rights if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holder.

SECTION 5.4 PAYMENT OF TAXES AND OTHER CLAIMS

      The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon its income, profits or property, and
(2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 5.5 MAINTENANCE OF PROPERTIES

      The Company will cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holder.

SECTION 5.6 DIVIDEND, REPURCHASE AND REDEMPTION RESTRICTIONS

      So long as this Debenture shall be outstanding, the Company will not declare any dividends (other than dividends payable solely in stock of the Company or in rights or warrants entitling the holders thereof to subscribe for or to purchase stock of the Company) on any stock of the Company and will not make, or permit any Subsidiary to make, any payment on account of the purchase, redemption or other retirement (other than repurchases of stock upon officer, director or employee terminations pursuant to written agreements) of any shares of such stock or make, or permit any Subsidiary to make, any distribution in respect thereof, except for distributions made by any Subsidiary of the Company directly to the Company, either directly or indirectly, unless such dividends are declared to be payable not more than 90 days after the date of declaration and unless, after giving effect to such proposed dividend or other payment or distribution and to any other dividends declared but not paid, at the date of such declaration (in the case of a dividend) or of such other payment or distribution (hereinafter called the "Computation Date") (1) there exists no Event of Default (as defined herein) and (2) the sum of the aggregate amount of all dividends declared and all such other payments and distributions made during the period commencing February 7, 2000 to and including the Computation Date shall not exceed an amount equal to the aggregate Consolidated Net Income computed for the period commencing November 30, 1999, to and including the end of the last fiscal quarter of the Company next preceding the date 15 days prior to the Computation Date;

      For the purposes of any computation under this SECTION 5.6, the amount of any dividend declared or other payment or distribution made in property other than cash shall be deemed to be fair value (as determined by the Board of Directors) of such property at the time of declaration (in the case of dividends) or at the time of payment or distribution.

      Notwithstanding the foregoing provisions, the Company may purchase, acquire or issue cash in respect of any fractional shares resulting from any stock dividend, stock split, stock combination, recapitalization or reorganization, provided that the aggregate amount so paid shall be included as a payment in any calculation under the provisions of this SECTION 5.6.

SECTION 5.7 WAIVER OF COVENANTS

      The Company may omit in any particular instance to comply with any covenant or condition set forth in SECTIONS 5.4, 5.5, or 5.6, if before or after the time for such compliance the Holder shall either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such covenant or condition shall remain in full force and effect.

SECTION 5.8 ACCOUNTANTS' CERTIFICATE

      At the time the statement required by SECTION 5.2 is filed, the Company shall provide the Holder a letter or statement of the Independent public accountants who shall have certified the financial statements of the Company for its preceding fiscal year in connection with the annual report of the Company to its stockholders for such year to the effect that, in making the examination necessary for certification of such financial statements, they have obtained no knowledge of any default by the Company in the performance or fulfillment of any covenant, agreement or condition set forth in SECTIONS 5.4 and 5.6 hereof, which default remains uncured at the date of such letter or statement, or, if they shall have obtained knowledge of any such uncured default, specifying in such letter or statement such default or defaults and the nature thereof, it being understood that such accountants shall not be liable directly or indirectly for failure to obtain knowledge of any such default or defaults.

SECTION 5.9 USURY LAWS

      The Company agrees:

            (1) not to insist upon, or plead, or in any manner whatsoever claim the benefit or the advantage of the Kansas usury law or the usury law of any other jurisdiction against the Holder in connection with any claim, action or proceeding which may be brought by the Holder in order to enforce any right or remedy hereunder; and

            (2) to resist any and all efforts to compel the Company to claim the benefit or the advantage of the Kansas usury law or the usury law of any other jurisdiction against the Holder in connection with any claim, action or proceeding which may be brought by the Holder in order to enforce any right or remedy under this Debenture.

                                   ARTICLE VI
                                    REMEDIES

SECTION 6.1 EVENTS OF DEFAULT

      "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of ARTICLE VIII hereof or be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of any interest upon this Debenture when the same becomes due and payable, and continuance of such default for a period of 30 days; or

            (2) default in the payment of the principal of this Debenture at its Maturity; or

            (3) default in the performance, or breach, of any covenant or warranty of the Company in this Debenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Holder, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "NOTICE OF DEFAULT" hereunder; or

            (4) default in the performance, or breach, of any covenant or warranty of the Company under the Superior Indebtedness, and the continuance of such Default or breach for a period of 60 days after there has been given, to the Company by the agent or trustee of the Superior Indebtedness, a written notice specifying such default or breach and requiring it to be remedied and stating such notice is a "NOTICE OF DEFAULT" under the Superior Indebtedness; or

            (5) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

            (6) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing.

SECTION 6.2 ACCELERATION OF MATURITY; RESCISSION; ANNULMENT AND STANDSTILL

      If an Event of Default occurs and is continuing, then the Holder may, subject to the other provisions of this Debenture and the Subordination Agreement, declare the principal of this Debenture to be immediately due and payable, by a notice in writing to the Company, and upon any such declaration such principal shall become immediately due and payable.

      At any time after such a declaration of acceleration has been made, the Holder, by written notice to the Company, shall rescind and annul such declaration and its consequences if:

            (1) the Company has paid or deposited a sum sufficient to pay:

                  (A) All overdue installments of interest on this Debenture,

                  (B) the principal of this Debenture which has become due
            otherwise than by such declaration of acceleration and interest thereon at the rate borne by this Debenture,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at a rate of 13% per annum, and

                  (D) the reasonable compensation, expenses, disbursements and advances of agents and counsel; and

            (2) all Events of Default, other than the non-payment of the principal of this Debenture which has become due solely by such acceleration, have been cured or waived by the Holder.

      No such rescission shall affect any subsequent default or impair any right consequent thereon.

      Subject to the other provisions of this Debenture and the Subordination Agreement, the Holder may not elect to accelerate the maturity of this Debenture until it has first notified the agent or trustee of Superior Indebtedness in writing (and provided a copy in writing of such notice to the Company) and shall not take any of the following actions for a period ending on the earlier of (i) 180 days after the receipt of such notice by the holders of Superior Indebtedness and the Company or (ii) payment in full of the Superior
Indebtedness:

                  (A) commencement or continuation of any action or proceeding against the Company, whether to reduce the claims of the Holder to judgment or to enforce the terms of this Debenture or otherwise;

                  (B) any act to obtain possession of property of the Company or to exercise control over property of the Company; or

                  (C) any act to create, perfect or enforce any lien against property of the Company.

SECTION 6.3 COLLECTION OF INDEBTEDNESS

      The Company covenants that if:

            (1) default is made in the payment of any installment of interest on this Debenture when such interest becomes due and payable and such default continues for a period of 30 days, or

            (2) default is made in the payment of the principal of this Debenture at the Maturity thereof,

the Company will, upon demand of the Holder, pay to it, the whole amount then due and payable on this Debenture for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at a rate of 13% per annum; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Holder, its agents and counsel.

SECTION 6.4 UNCONDITIONAL RIGHT OF THE HOLDER TO RECEIVE PRINCIPAL AND
            INTEREST AND TO CONVERT

      Subject to the provisions of ARTICLE VIII hereof and the Subordination Agreement, the Holder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Debenture on the Stated Maturity (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and the right to convert this Debenture in accordance with ARTICLE IX and to institute suit for its enforcement, and such rights shall not be impaired without the consent of the Holder.

SECTION 6.5 RESTORATION OF RIGHTS AND REMEDIES

      If the Holder has instituted any proceeding to enforce any right or remedy under this Debenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Holder, then and in every such case, the Company and the Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Holder shall continue as though no such proceeding (except for the situation in which there was a determination adverse to the Holder) had been instituted.

SECTION 6.6 RIGHTS AND REMEDIES CUMULATIVE

      No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 6.7 DELAY OR OMISSION NOT WAIVER

      No delay or omission of the Holder of this Debenture to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Holder may be exercised from time to time, and as often as may be deemed expedient.

                                  ARTICLE VII

                                MERGER, TRANSFER

SECTION 7.1 COMPANY MAY MERGE, ETC., ONLY ON CERTAIN TERMS

      The Company shall not (a) effect a reorganization within the meaning of
Section 368 of the Internal Revenue Code of 1986, as amended, or (b) merge into any other person, firm or entity or (c) transfer all or substantially all of its property or assets to any other person, firm or entity under any plan or arrangement contemplating the exchange of the Company's stock or assets for stock and/or other property (including cash) with, in the circumstance described in this SECTION 7.1(C), the view to distributing such stock and/or other property (including cash) to the Company's stockholders upon the dissolution of the Company within 24 months after the date of such transfer, unless

            (1) the corporation which results from such reorganization, or into which the Company is merged or the Person which acquires by transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume the due and punctual payment of the principal of and interest on this Debenture and the performance of every covenant of this Debenture on the part of the Company to be performed or observed and all applicable provisions of ARTICLE IX shall be complied with by such corporation or Person, as the case may be;

            (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

            (3) the Company has delivered to the Holder an Officers' Certificate stating that such reorganization, merger, or transfer comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with and an opinion of counsel to be delivered to the Holder covering appropriate related topics.

                                  ARTICLE VIII

                           SUBORDINATION OF DEBENTURE

SECTION 8.1 AGREEMENT OF SUBORDINATION

      The Company covenants and agrees, and the Holder of this Debenture by acceptance hereof likewise covenants and agrees, that this Debenture shall be issued subject to the provisions of this ARTICLE VIII; and the Holder accepts and agrees to be bound by such provisions.

SECTION 8.2 PAYMENTS TO THE HOLDER

      No payment on account of principal of or interest on this Debenture shall be made if any default or event of default with respect to any Superior Indebtedness which permits the holders thereof (or any agent acting on their behalf) to accelerate the maturity thereof shall have occurred and be continuing.

      Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Superior Indebtedness (including principal, premium, if any, and interest due thereon) shall first be paid in full, or payment thereof provided for, in money or money's worth, in accordance with its terms, before any payment is made on account of the principal or interest on this Debenture; and upon any such dissolution or winding-up or liquidation or reorganization or any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holder would be entitled, except for the provisions of this ARTICLE VIII, any such payment or distribution of assets shall be paid, or delivered, as the case may be, by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution directly to the holders of Superior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Superior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Superior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Superior Indebtedness, before any payment or distribution is made to the Holder.

      In the event that, notwithstanding the preceding paragraphs, any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, shall be received by the Holder before all Superior Indebtedness is paid in full, such payment or distribution shall be paid over or delivered to the holders of Superior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Superior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Superior Indebtedness remaining unpaid to the extent necessary to pay all Superior Indebtedness in full in money or money's worth in accordance with its terms, after giving effect to any noncurrent payment or distribution to or for the holders of such Superior Indebtedness.

      Upon any payment or distribution of assets of the Company referred to in this ARTICLE VIII, the Holder shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Holder, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Superior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this ARTICLE VIII.

      For purposes of this ARTICLE VIII, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized, or securities of the Company or any other corporation provided for by a plan of reorganization, the payment of which is subordinated at least to the extent provided in this ARTICLE VIII with respect to this Debenture to the payment of all Superior Indebtedness which may at the time be outstanding; PROVIDED that (i) Superior Indebtedness is assumed by the new reorganization, and (ii) the rights of the holders of the Superior Indebtedness are not, without the consent of such holders, altered by such reorganization. The consolidation of the Company with, or into another corporation or the liquidation or dissolution of the Company following the conveyance, lease or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in ARTICLE VII hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this SECTION 8.2 if such other corporation or Person shall, as a part of such consolidation, merger, conveyance, lease or transfer, comply with the conditions stated in ARTICLE VII hereof.

      Nothing contained in this ARTICLE VIII or elsewhere in this Debenture is intended to or shall impair, as between the Company, its creditors other than the holders of Superior Indebtedness, and the Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Holder the principal of and interest on this Debenture as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the Holder and creditors of the Company other than the holders of the Superior Indebtedness, nor shall anything herein prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default, subject to the rights, if any, under this ARTICLE VIII of the holders of Superior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

      If the Company fails because of this ARTICLE VIII to pay principal of or interest on this Debenture on the due date, the failure is still an Event of Default.

SECTION 8.3 INTENTIONALLY OMITTED

SECTION 8.4 HOLDER'S RELATION TO SUPERIOR INDEBTEDNESS

      The Holder shall be entitled to all the rights set forth in this ARTICLE VIII in respect of any Superior Indebtedness at any time held by it, to the same extent as any other holder of Superior Indebtedness, and nothing herein shall deprive the Holder of any of its rights.

      With respect to the holders of Superior Indebtedness, the Holder undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this ARTICLE VIII, and no implied covenants or obligations with respect to the holders of Superior Indebtedness shall be read into this Debenture against the Holder. The Holder shall not be deemed to owe any fiduciary duty to the holders of Superior Indebtedness.

SECTION 8.5 NO IMPAIRMENT OF SUBORDINATION

      No right of any present or future holder of any prior Superior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Debenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

                                   ARTICLE IX

                             CONVERSION OF DEBENTURE

SECTION 9.1 CONVERSION PRIVILEGE

      The Holder shall have the right at its option, at any time during usual business hours on or before the close of business on or prior to February 7, 2005 (except that, with respect to this Debenture which shall be called for redemption, such right shall terminate at the close of business on the fifth Business Day next preceding the Redemption Date of this Debenture, unless the Company shall default in payment due upon redemption thereof) to convert, subject to and in compliance with the terms and provisions of this ARTICLE IX, the principal of this Debenture or any portion of the principal amount thereof into shares of Common Stock of the Company at a conversion price equal to $3.00 aggregate principal amount of this Debenture for each share of Common Stock or, in case an adjustment of such price has taken place pursuant to the provisions of this ARTICLE IX, then at the price as last adjusted (referred to herein as the "conversion price"), upon surrender of this Debenture to the Company at its office in Overland Park, Kansas with the form of conversion notice included herewith as EXHIBIT B executed by the Holder (hereinafter referred to as the "conversion notice") evidencing the Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, specifying the name in which the shares of Common Stock deliverable upon such conversion shall be registered, with the address of the Person (and taxpayer identification numbers, if applicable) so named, and, if so required by the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed by the Holder or his attorney duly authorized in writing. For convenience, the conversion of the principal of this Debenture into Common Stock is herein sometimes referred to as the "conversion" of this Debenture. Notwithstanding anything to the contrary, the Holder shall not be entitled to make a partial conversion of this Debenture unless such partial conversion results in the issuance of no less than 10,000 shares of Common Stock of the Company by the Holder.

SECTION 9.2 EXERCISE OF CONVERSION PRIVILEGE

      As promptly as practicable after the surrender, as herein provided, of this Debenture for conversion and the receipt of the conversion notice, as herein provided, relating thereto, and, if applicable, the payment of the funds provided for in SECTION 9.10 hereof, the Company shall deliver or cause to be delivered at said office or agency, to or upon the written order of the Holder of this Debenture so surrendered, a certificate representing the number of fully-paid and non-assessable shares of Common Stock into which this Debenture may be converted in accordance with the provisions of this ARTICLE IX, registered in such name as is specified in the conversion notice, together with any cash payable in respect of a fractional share. In case the Debenture shall be surrendered for partial conversion, the Company shall execute and deliver to or upon the written order of the Holder, without charge to the Holder (subject to the provisions of SECTION 9.10 hereof), a new Debenture in an aggregate principal amount equal to the unconverted portion of the surrendered Debenture. Subject to the following provisions of this paragraph, such conversion shall be deemed to have been effected at the close of business on the date when this Debenture shall have been surrendered for conversion together with the conversion notice and any funds required by
SECTION 9.10 hereof (whichever shall last occur; the date of the last of such events to occur is sometimes referred to hereinafter as the "Conversion Date"), so that the rights of the Holder as such Holder shall cease at such time and the Person entitled to receive the shares of Common Stock upon conversion of this Debenture shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time and such conversion shall be at the conversion price in effect at such time; PROVIDED, HOWEVER, that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person entitled to receive the shares of Common Stock upon such conversion as the record holder of such shares of Common Stock of such date, but such surrender shall be effective to constitute the Person entitled to receive such shares of Common Stock as the record holder thereof for all purposes at the opening of business on the next succeeding Business Day on which such stock transfer books are open.

      If the last day for the exercise of the conversion right at the place of surrender shall not be a Business Day, then the last day for the exercise of such right at such place shall be the next succeeding Business Day.

SECTION 9.3 NO CONVERSION ADJUSTMENTS

      No payment or adjustment shall be made upon any conversion in respect of any dividends on the Common Stock delivered upon conversion which were declared for payment to holders of Common Stock of record as of a date prior to the Conversion Date.

SECTION 9.4 ADJUSTMENT OF CONVERSION PRICE

      The conversion price shall be subject to adjustment as follows:

      (a) In case the Company shall (i) pay a dividend in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of the Company, the conversion price in effect immediately prior thereto shall be adjusted so that the holder of this Debenture thereafter surrendered for conversion shall be entitled to receive the number of shares of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had this Debenture been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

      (b) In case the Company shall issue Additional Shares of Common Stock at a price per share of Common Stock less than the current conversion price in effect on the date of and immediately prior to such issue, then, and in such event, the price per share at which this Debenture may thereafter be converted into Common Stock shall be determined by dividing the price per share for which this Debenture was theretofore convertible into Common Stock by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such Additional Shares of Common Stock plus the number of Additional Shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such Additional Shares of Common Stock plus the number of shares which the aggregate offering consideration of the total number of Additional Shares of Common Stock so offered would purchase at such current conversion price. Such adjustments shall be made whenever such Additional Shares of Common Stock are issued. For the purpose of this subsection
(b), the term "Additional Shares of Common Stock" shall mean all shares of Common Stock, plus rights, options or warrants to subscribe for, purchase or otherwise acquire shares of Common Stock, or securities convertible or exchangeable into shares of Common Stock; provided, however, that such term shall not mean stock awards, rights, options or warrants granted to directors, management or employees of the Company pursuant to any director, management or employee plans approved by the Board of Directors of the Company.

      (c) In case the Company shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or other cash distributions to the extent permitted by SECTION 5.6 hereof) or rights or warrants to subscribe (excluding those referred to in subsection (b) above other than pursuant to a shareholder's rights plan) for shares of Common Stock, then in each such case the price per share at which this Debenture may thereafter be converted into Common Stock shall be determined by dividing the price per share for which this Debenture was theretofore convertible into Common Stock by a fraction, of which the numerator shall be the current market price per share of Common Stock (as defined in subsection (d) below) on the date of such distribution and of which the denominator shall be such current market price per share of the Common Stock, less the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a statement provided to the Holder of this Debenture) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

      (d) For the purpose of any computation under subsection (c) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily Closing Prices for the 30 consecutive Trading Days commencing 45 Trading Days before the day in question.

      (e) For the purposes of this ARTICLE IX, any change solely in the par value of the Common Stock or from par value to no par value or from no par value to par value of such stock, shall not be deemed to be a reclassification or recapitalization.

SECTION 9.5 FRACTIONS OF SHARES

      No fractional shares or script representing fractional shares shall be issued upon the conversion of this Debenture. If any fractional interest in a share of Common Stock would, except for the provisions of this SECTION 9.5, be deliverable upon the conversion of this Debenture, the Company shall, in lieu of delivering a fractional share therefor, adjust such fractional interest by paying the Holder an amount in cash equal (computed to the nearest cent) to the Closing Price of such fractional interest on the Trading Day next preceding the date of conversion.

SECTION 9.6 EFFECT OF MERGERS, ETC., ON CONVERSION PRIVILEGE

      In case of any capital reorganization, or of any reclassification of the Common Stock (other than a reclassification covered by SECTION 9.4(a)(iv)), of the Company or in case of the merger of the Company into any other corporation, or of any transfer of the type described in SECTION 7.1(C) of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, there shall be no adjustment of the conversion price pursuant to
SECTION 9.4 hereof, but this Debenture shall, after such capital reorganization, reclassification of Common Stock, merger or transfer, be convertible into the kind and amount of shares of stock or other securities or property (including cash) to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such capital reorganization, reclassification of Common Stock, merger or transfer) upon conversion of this Debenture would have been entitled upon such capital reorganization, reclassification of Common Stock, merger, or transfer; and in any case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this
ARTICLE IX with respect to the rights and interests thereafter of the Holder of this Debenture, to the end that the provisions set forth in this ARTICLE IX shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property (including cash) thereafter deliverable on the conversion of this Debenture. Any such adjustment shall be confirmed as being accurately determined in accordance with this SECTION 9.6 by a certificate of a firm of Independent public accountants; and any adjustment so approved shall for all purposes hereof conclusively be deemed to be an appropriate adjustment.

      The above provisions of this SECTION 9.6 shall similarly apply to successive reorganizations, reclassifications, mergers, or transfers.

SECTION 9.7 NOTICE OF ADJUSTMENTS

      Whenever the conversion price is adjusted as herein provided, the Company shall promptly provide the Holder a certificate of a firm of Independent public accountants with respect thereto setting forth the conversion price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the effective date thereof.

      The Company shall also forthwith cause to be mailed to the Holder a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price.

SECTION 9.8 NOTICE OF CERTAIN EVENTS

      In case:

            (1) the Company shall declare a dividend payable, or shall make any other distribution of its Common Stock (excluding cash dividends or other cash distributions to the extent permitted by SECTION 5.6 hereof); or

            (2) the Company shall authorize the granting to all the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

            (3) of any capital reorganization or reclassification of the Common Stock of the Company (other than a subdivision or combination or change in the par value of its outstanding Common Stock), or of any merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of any transfer described in SECTION 7.1(C) of all or substantially all of the assets of the Company, in the event any such merger or transfer will result in a change in the shares held by the holders of Common Stock; or

            (4) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then the Company shall cause to be mailed to the Holder, as promptly as practicable but in any event at least 10 days prior to the applicable record date, entitlement date or effective date hereinafter specified, a notice stating
(x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights (the "record date"), or, if a record is not to be taken, the date or anticipated date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or granting of rights are to be determined (the "entitlement date"), or (y) the date or anticipated date on which such capital reorganization, reclassification, merger, transfer, dissolution, liquidation or winding-up is expected to become effective (the "effective date"), and which notice, in the case of the notice specified in clause (y), shall also state the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such capital reorganization, reclassification, merger, transfer, dissolution, liquidation or winding-up.

SECTION 9.9 COMPANY TO RESERVE COMMON STOCK; LISTING

      The Company covenants that it will at all times reserve and keep available, free from pre-emptive rights, out of the aggregate of its authorized but unissued Common Stock or its issued Common Stock held in its treasury, or both, for the purpose of effecting conversions of this Debenture, the full number of shares of Common Stock then deliverable upon the conversion of this Debenture; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Debenture, the Company will take such corporate action as may in the opinion of its counsel be necessary to increase its authorized but unissued Common Stock to such number of shares as shall be sufficient for that purpose.

      Before taking any action which would cause an adjustment reducing the conversion price below the then par value (if any) of the shares of Common Stock issuable upon conversion of this Debenture, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted conversion price.

      The Company covenants that if any shares of Common Stock reserved for conversion of this Debenture require listing upon any national securities exchange before such shares may be delivered upon conversion, the Company will in good faith, and as expeditiously as possible, endeavor to cause such shares to be duly listed.

SECTION 9.10      TAXES ON CONVERSIONS

      The Company will pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of this Debenture pursuant hereto; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any registration of transfer involved in the issue or delivery of Common Stock in a name other than that of the Holder of this Debenture to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid.

                                   ARTICLE X

                                  MISCELLANEOUS

SECTION 10.1      AMENDMENT

      This Debenture may only be amended pursuant to a writing signed by the Company and the Holder.

SECTION 10.2      SUCCESSORS AND ASSIGNS

      This Debenture shall be binding upon and inure to the benefit of the Company and its successors and assigns and the Holder, its successors and permitted assigns, as the case may be.

SECTION 10.3      SEVERABILITY

      Whenever possible, each provision of this Debenture shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Debenture shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Debenture.

SECTION 10.4      CAPTIONS

      The captions used in this Debenture and in the Exhibits hereto are for convenience only and do not constitute a part of this Debenture or such Exhibits.

SECTION 10.5      COMPLETE AGREEMENT

      This Debenture and the Exhibits hereto, along with the Investment Agreement and the Subordination Agreement, contains the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

SECTION 10.6      CHOICE OF LAW

      All questions concerning the construction, validity and interpretation of this Debenture and the Exhibits hereto shall be governed by the laws of the State of Kansas (without regard to the conflict of laws principles thereof).

SECTION 10.7      EXPENSES

      Except as set forth in the Investment Agreement, each of the parties hereto will pay all of its own costs and expenses of negotiation, performance and enforcement of and compliance with this Debenture, including attorneys' fees.

SECTION 10.8      COUNTERPART EXECUTION

      This Debenture may be executed in any number of counterparts with the same effect as if all the parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

SECTION 10.9      LEGAL HOLIDAYS

      In any case where the date of any Interest Payment Date or a Redemption Date, or the Stated Maturity of this Debenture, or the last date on which the Holder has the right to convert this Debenture (or the right to convert this Debenture at a particular conversion price or rate) shall not be a Business Day, then (notwithstanding any other provision of this Debenture) payment of the principal of or interest on, or conversion of, this Debenture need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Interest Payment Date or Redemption Date or Stated Maturity, or on such last date for conversion, and no interest shall accrue for the period from and after such nominal date.

      IN WITNESS WHEREOF, the parties hereto have caused this Debenture to be duly executed as of the day and year above written.

                                    AIRPORT SYSTEMS INTERNATIONAL, INC.



                                    By:  _____________________________________
                                                  President

Attest:

----------------------------------
      Secretary


                                    KCEP VENTURES II, L.P.



                                    By:  _____________________________________
                                                   Partner

                                 ACKNOWLEDGEMENT



STATE OF ___________    )
                        ) ss:
COUNTY OF ___________   )

      On this ______ day of ___________, in the year, 2000, before me, the undersigned, a notary public of the State of ___________, duly commissioned and sworn, personally appeared __________________ and ___________________;
personally known to me or proved to me on the basis of satisfactory evidence to be the persons who executed the within instrument as the President, and Secretary, respectively, of Airport Systems International, Inc., a Kansas corporation, and acknowledged to me that such corporation executed the within instrument pursuant to a resolution of its Board of Directors.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the county and state aforesaid on the day and year in this certificate first above written.


(SEAL)
                                    _____________________________________
                                          Notary Public
                                          State of ___________



STATE OF ___________    )
                        ) ss:
COUNTY OF ___________   )

      On this _____ day of ____________, in the year 2000, before me, the undersigned, a notary public of the State of ___________, duly commissioned and sworn, personally appeared ___________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as ___________________ of KCEP VENTURES II, L.P., and acknowledged to me that such partnership executed the within instrument pursuant to a resolution of its _________________.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the county and state aforesaid on the day and year in this certificate first above written.


(SEAL)
                                    _____________________________________
                                          Notary Public
                                          State of ___________

                                    EXHIBIT A

                             SUBORDINATION AGREEMENT

                                    EXHIBIT B

                                CONVERSION NOTICE


To:   AIRPORT SYSTEMS INTERNATIONAL, INC.

      The undersigned registered holder of this Debenture hereby irrevocably exercises the option to convert this Debenture, or a portion thereof, into shares of Common Stock of Airport Systems International, Inc. in accordance with the terms of this Debenture and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares be issued and delivered to the registered holder hereof unless a different name has been indicated below. Unless otherwise directed, a new Debenture representing any unconverted principal amount hereof shall be delivered to the registered holder hereof. If shares are to be issued in the name of a person other than the undersigned, this Debenture must be duly endorsed by or accompanied by instruments of transfer in form satisfactory to Airport Systems International, Inc. duly executed by the undersigned and the undersigned will pay all transfer taxes payable with respect thereto.

Dated:

If different from that of the Holder, print name,
address (including zip code)and Social Security
or other taxpayer identification number of        _____________________________
person in whose name the Common Stock will        Signature of Holder
be issued.



                                                  Signature Guaranteed


                                                  _____________________________

_________________________________
Name

                                       SOCIAL SECURITY        Principal amount
                                      OR OTHER TAXPAYER       to be converted
                                     IDENTIFYING NUMBER      (if less than all)



------------------------------------------------------------
Address
                                                            $___________________
------------------------------------------------------------
Please print name and address
(including zip code number)